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                                                                      EXHIBIT 23


                        Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-20453) pertaining to the Homegate Hospitality, Inc. 1996 Long-Term Incentive Plan of our report dated January 29, 1997, with respect to the financial statements of InnHome Austin, Ltd. included in the Current Report on Form 8-K/A of Homegate Hospitality, Inc. dated December 31, 1996.



/s/ WEAVER AND TIDWELL, L.L.P.

WEAVER AND TIDWELL, L.L.P.

Dallas, Texas
March 13, 1997